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                                  EXHIBIT 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Storage Computer Corporation
Nashua, New Hampshire

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 333-48987, No. 333-69536, and No. 333-31207) of
our audit report dated February 27, 2002, relating to the financial statements of Storage Computer Corporation appearing in the Company's Annual report on Form 10-K for the year ended December 31, 2001.

                                          BDO SEIDMAN, LLP

Boston, Massachusetts
April 15, 2002